Exhibit 99.3

Scope Item - Policy Review

Quadrin will review the servicing policies to determine whether they are in line with industry standards

Mars Capital is part of Intrum UK, and this is reflected in the policy naming convention. The following loan servicing related policy documents were provided.

•	Intrum UK-20 Secured Collections Policy v1.0 08/01/21

•	Intrum UK-02 UK Care Vulnerable Policy v1.0 22/2/24

•	Intrum UK-11 Conduct Risk Policy v1.0 22/2/24

•	Inturm UK-16 Risk Management Policy v1.0 8/1/24

•	Intrum UK-21 UK Business Continuity Management Policy v1.0 22/2/24

•	Inturm UJ-25 UK Anti-Money Laundering (AML) & Counter Terrorist Financing (CTF) Policy v1.0 22/2/24

•	Intrum UK-27 Information Security Policy v1.0 01/02/24

•	Intrum UK-28 Data Protection Policy v1.0 11/3/24

•	Intrum UK-09 UK Complaints Policy v1.0 11/3/24

•	UK-08 Account Outsourced Policy v7.0 25/7/23

•	Quality and Controls Framework 2024

Quadrin have reviewed these policies and can confirm they are very comprehensive and meet the requisite standard expected.

Scope Item - Complaints activity for the last 6 months

Quadrin will review the complaints activity for the past 6 months and determine if there have been any material or thematic issues.

The Complaints log for the period November 2023 to April 2024 was provided.
135 complaints are recorded of which:

•	28 are open
•	104 are closed and
•	3 have been forwarded to KMC to investigate.

Of the closed cases, 22 were upheld, 54 rejected, 18 were partially upheld and 10 were withdrawn.

84 complaints were closed within 3 working days meaning they were resolved under the summary resolution process.

The Regulated Root Cause Categories for the 135 received complaints were:

•	24% - Arrears related
•	21% - General Admin
•	19% - Disputes (mainly sums and charges)
•	18% - Errors
•	15% - Delays
•	1.5% - Unsuitable advice
•	1.5% - Other

The proportion of cases resolved by summary resolution suggests the complaints are low level and easily resolved. No material developments or thematic issues have been identified.

Scope Item - Litigation Review

Quadrin will review the litigation activity for the past 6 months and comment on any material or thematic issues.

A loan tape comprising 7110 cases was provided.  As of Feb24 131 cases were recorded with a litigation flag. Of these:

•	38 are Pre-litigation
•	29 have been instructed to solicitors
•	17 have a Suspended Possession Order granted
•	36 have a Possession Order granted
•	7 have an eviction pending and
•	4 have an eviction date set

5 cases are recorded in possession, 2 of which are being marketed and 3 are under offer.

No material or thematic issues have been identified.

Title Checks

Quadrin will carry out 50 title checks to confirm:

− Borrower name(s) is/are correct
− Information on the property (address, post-code, etc.) is correct

For 1 case the Mars lien was confirmed as 1st charge and not 2nd charge as stated in the data tape.
For 1 case the charge is still in the name of KMC.

For 10 cases, very minor discrepancies were noted with borrower names, but these are not material.
Otherwise, the information recorded at HMLR was confirmed to be accurate.